Summary Prospectus Supplement

November 23, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated November 23, 2015, to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2015

Frontier Emerging Markets Portfolio

The section of the Summary Prospectus entitled "Fund Management—Portfolio Manager" is hereby deleted and replaced with the following, effective November 30, 2015:

Portfolio Managers. The Portfolio is managed by members of the Emerging Markets Equity team. Information about the members primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Tim Drinkall	Managing Director	September 2012*
Pierre Horvilleur	Vice President	November 2015

*  Mr. Drinkall served as the portfolio manager of the Frontier Predecessor Fund since it commenced operations in 2008.

Please retain this supplement for future reference.

  SU-MSIF-27-SPT-115